UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 3, 2005

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 3, 2005, Consolidated Graphics, Inc. (the “Company”) announced that it has completed its acquisition of Kelmscott Communications LLC (“Kelmscott”), a privately-held provider of commercial printing services in five Midwest and West Coast states with annual sales of $100 million.  Terms of the transaction were not disclosed.  The Company utilized available capacity under its bank revolving credit facility to complete the acquisition.  A copy of the press release is attached hereto as Exhibit 99.1.

The attached press release may contain forward-looking information.   Readers are cautioned that such information involves known and unknown risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

The following exhibit is filed herewith:

99.1      Press release dated March 3, 2005, announcing that it has completed its acquisition of Kelmscott Communications LLC (“Kelmscott”), a privately-held provider of commercial printing services.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

	By	:	/s/ G. Christopher Colville

G. Christopher Colville
Executive Vice President,
Chief Financial Officer
And Secretary

Date: March 3, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 3, 2005